UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

  ☐   Preliminary Proxy Statement

  ☐   Confidential, For Use of the Commission Only (as permitted by Rule 14a–6(e)(2))

  ☐   Definitive Proxy Statement

  ☒   Definitive Additional Materials

  ☐   Soliciting Material under §240.14a–12

Laird Superfood, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

  ☒   No fee required.

  ☐   Fee paid previously with preliminary materials.

  ☐   Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! LAIRD SUPERFOOD, INC. 2023 Annual Meeting Vote by November 27, 2023 11:59 PM ET LAIRD SUPERFOOD, INC. 5303 SPINE ROAD, SUITE 204 BOULDER, CO 80301 V23005-P99509 You invested in LAIRD SUPERFOOD, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on November 28, 2023. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 14, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and November 28, 2023 10:00 a.m. Mountain Time vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/LSF2023 *Please check the meeting materials for any special requirements for meeting attendance. V1.2

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 1a. Geoffrey T. Barker For 1b. Maile Naylor For 1c. Patrick Gaston For 1d. Gregory Graves For 1e. Laird Hamilton For 1f. Grant LaMontagne For 1g. Jason Vieth For 2. Approval of the Redomestication in Nevada by Conversion. For 3. Approval of an amendment to the Certificate of Incorporation to remove supermajority voting requirements. For 4. Approval of one or more adjournments of the Annual Meeting, if necessary, to solicit additional proxies for Proposal For Nos. 2 or 3. 5. Ratification of the appointment of Moss Adams LLP as the independent registered public accounting firm. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V23006-P99509